Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

I, Karen A. Richardson, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Epiphany, Inc.

/s/ KAREN A. RICHARDSON
Karen A. Richardson Chief Executive Officer
Date: March 16, 2005

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

I, Kevin J. Yeaman, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Epiphany, Inc.

/s/ KEVIN J. YEAMAN
Kevin J. Yeaman Chief Financial Officer
Date: March 16, 2005